SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 10, 2005
FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (229) 226-9110
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Set forth below is a reconciliation of net income to EBITDA (earnings before interest, taxes, depreciation and amortization) for the company’s third quarter ended October 8, 2005.
Flowers Foods

Reconciliation of Net Income to EBITDA from Continuing Operations
(000’s omitted)

For the 12 - Week
Period Ended
October 8, 2005
Net Income	$11,845
Add loss from discontinued operations, net of tax	1,627
Add minority interest in variable interest entity	1,125
Add income tax expense	8,257
Subtract interest income, net	(1,483)
Add depreciation and amortization	13,530

EBITDA from Continuing Operations	$34,901

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ Jimmy M. Woodward

Name: Jimmy M. Woodward Title: Sr. Vice-President, Chief Financial Officer and Chief Accounting Officer
Date: November 10, 2005